Exhibit 99.2

PARK HOTELS & RESORTS

Fourth Quarter and Full Year 2023 Supplemental Data

DECEMBER 31, 2023

Royal Palm South Beach Miami, a Tribute Portfolio Resort

Waldorf Astoria Orlando

Hilton Hawaiian Village Waikiki Beach Resort

About Park and Safe Harbor Disclosure

About Park Hotels & Resorts Inc.
Park (NYSE: PK) is one of the largest publicly-traded lodging real estate investment trusts ("REIT") with a diverse portfolio of iconic and market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio currently consists of 43 premium-branded hotels and resorts with over 26,000 rooms primarily located in prime city center and resort locations. Visit www.pkhotelsandresorts.com for more information.
Forward-Looking Statements
This supplement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to the effects of Park's decision to cease payments on its $725 million non-recourse CMBS loan ("SF Mortgage Loan") secured by two of Park’s San Francisco hotels – the 1,921-room Hilton San Francisco Union Square and the 1,024-room Parc 55 San Francisco – a Hilton Hotel (collectively, the "Hilton San Francisco Hotels") and the lender's exercise of its remedies, including placing such hotels into receivership, as well as Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, including anticipated repayment of certain of Park's indebtedness, the completion of capital allocation priorities, the expected repurchase of Park's stock, the impact from macroeconomic factors (including inflation, elevated interest rates, potential economic slowdown or a recession and geopolitical conflicts), the effects of competition and the effects of future legislation or regulations, the expected completion of anticipated dispositions, the declaration and payment of future dividends and other non-historical statements. Forward-looking statements include all statements that are not historical facts, and in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “hopes” or the negative version of these words or other comparable words. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Park’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events.
Forward-looking statements are based on current expectations of management and therefore involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2022, as such factors may be updated from time to time in Park’s filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
Supplemental Financial Information
Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from (used in) Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“Nareit”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings (loss) before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

2

3

Financial Statements

4

Financial Statements

Consolidated Balance Sheets

(in millions, except share and per share data)	December 31, 2023	December 31, 2022
	(unaudited)
ASSETS
Property and equipment, net	$7,459	$8,301
Contract asset	760	—
Intangibles, net	42	43
Cash and cash equivalents	717	906
Restricted cash	33	33
Accounts receivable, net of allowance for doubtful accounts of $3 and $2	112	129
Prepaid expenses	59	58
Other assets	40	47
Operating lease right-of-use assets	197	214
TOTAL ASSETS (variable interest entities – $236 and $237)	$9,419	$9,731
LIABILITIES AND EQUITY
Liabilities
Debt	$3,765	$3,892
Debt associated with hotels in receivership	725	725
Accrued interest associated with hotels in receivership	35	—
Accounts payable and accrued expenses	210	220
Dividends payable	362	56
Due to hotel managers	131	141
Other liabilities	200	172
Operating lease liabilities	223	234
Total liabilities (variable interest entities – $218 and $219)	5,651	5,440
Stockholders' Equity
Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 210,676,264 shares issued and 209,987,581 shares outstanding as of December 31, 2023 and 224,573,858 shares issued and 224,061,745 shares outstanding as of December 31, 2022	2	2
Additional paid-in capital	4,156	4,321
(Accumulated deficit) retained earnings	(344)	16
Total stockholders' equity	3,814	4,339
Noncontrolling interests	(46)	(48)
Total equity	3,768	4,291
TOTAL LIABILITIES AND EQUITY	$9,419	$9,731

5

Financial Statements (continued)

Consolidated Statements of Operations

(unaudited, in millions, except per share data)

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	2019	2023	2022	2019
Revenues
Rooms	$397	$406	$497	$1,653	$1,559	$1,764
Food and beverage	178	175	209	696	606	743
Ancillary hotel	61	63	86	264	261	260
Other	21	21	18	85	75	77
Total revenues	657	665	810	2,698	2,501	2,844

Operating expenses
Rooms	106	110	133	449	408	467
Food and beverage	124	128	147	501	449	518
Other departmental and support	151	160	185	635	613	638
Other property	59	50	67	241	223	219
Management fees	31	31	38	126	115	139
Casualty loss (gain) and impairment loss, net	—	2	(26)	204	6	(18)
Depreciation and amortization	94	65	80	287	269	264
Corporate general and administrative	15	15	15	65	63	62
Acquisition costs	—	—	5	—	—	70
Other	22	20	17	83	72	78
Total expenses	602	581	661	2,591	2,218	2,437

(Loss) gain on sale of assets,net	—	—	(1)	15	13	19
Gain on derecognition of assets	221	—	—	221	—	—

Operating income	276	84	148	343	296	426

Interest income	9	8	1	38	13	6
Interest expense	(52)	(54)	(34)	(207)	(217)	(110)
Interest expense associated with hotels in receivership	(14)	(8)	(8)	(45)	(30)	(30)
Equity in earnings (losses) from investments in affiliates	2	9	(4)	11	15	14
Other (loss) gain, net	—	(2)	46	4	96	45

Income before income taxes	221	37	149	144	173	351
Income tax expense	(33)	(2)	(23)	(38)	—	(35)
Net income	188	35	126	106	173	316
Net income attributable to noncontrolling interests	(1)	(1)	(3)	(9)	(11)	(10)
Net income attributable to stockholders	$187	$34	$123	$97	$162	$306

Earnings per share:
Earnings per share – Basic	$0.89	$0.15	$0.51	$0.44	$0.71	$1.44
Earnings per share – Diluted	$0.88	$0.15	$0.51	$0.44	$0.71	$1.44

Weighted average shares outstanding – Basic	209	224	239	214	228	212
Weighted average shares outstanding – Diluted	210	224	240	215	228	213

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Supplementary Financial Information

7

Supplementary Financial Information

EBITDA and Adjusted EBITDA

(unaudited, in millions)	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	2019	2023	2022	2019
Net income	$188	$35	$126	$106	$173	$316
Depreciation and amortization expense	94	65	80	287	269	264
Interest income	(9)	(8)	(1)	(38)	(13)	(6)
Interest expense	52	54	34	207	217	110
Interest expense associated with hotels in receivership	14	8	8	45	30	30
Income tax expense	33	2	23	38	—	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	2	4	8	9	23
EBITDA	373	158	274	653	685	772
(Gain) loss on sale of assets, net(1)	—	(9)	1	(15)	(22)	(19)
Gain on derecognition of assets(2)	(221)	—	—	(221)	—	—
Gain on sale of investments in affiliates(3)	—	—	(44)	(3)	(92)	(44)
Acquisition costs	—	—	5	—	—	70
Severance expense	—	—	—	—	—	2
Share-based compensation expense	4	4	4	18	17	16
Casualty loss (gain) and impairment loss, net	—	2	(26)	204	6	(18)
Other items	7	4	9	23	12	7
Adjusted EBITDA	$163	$159	$223	$659	$606	$786
_____________________________________
(1)For the three months and year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings (losses) from investments in affiliates in the consolidated statements of operations.
(2)For the three months and year ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(3)Included in other (loss) gain, net, in the consolidated statements of operations.

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Supplementary Financial Information (continued)

Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)
	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	2019	2023	2022	2019
Adjusted EBITDA(1)	$163	$159	$223	$659	$606	$786
Less: Adjusted EBITDA from investments in affiliates	(5)	(5)	(6)	(24)	(25)	(37)
Add: All other(2)	11	12	12	51	49	53
Hotel Adjusted EBITDA	169	166	229	686	630	802
Add: Adjusted EBITDA from hotels acquired	—	—	—	—	—	129
Less: Adjusted EBITDA from hotels disposed of	—	(4)	(18)	(3)	(18)	(98)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	2	5	(21)	(3)	11	(106)
Comparable Hotel Adjusted EBITDA	$171	$167	$190	$680	$623	$727

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	2019	2023	2022	2019
Total Revenues	$657	$665	$810	$2,698	$2,501	$2,844
Less: Other revenue	(21)	(21)	(18)	(85)	(75)	(77)
Add: Revenues from hotels acquired	—	—	—	—	—	406
Less: Revenues from hotels disposed of	—	(14)	(70)	(10)	(65)	(330)
Less: Revenue from the Hilton San Francisco Hotels	(17)	(40)	(85)	(162)	(145)	(354)
Comparable Hotel Revenues	$619	$590	$637	$2,441	$2,216	$2,489

	Three Months Ended December 31,			2023 vs 2022		2023 vs 2019
	2023	2022	2019	Change(3)		Change(3)
Total Revenues	$657	$665	$810	(1.0)%		(18.8)%
Operating income	$276	$84	$148	229.6%		87.7%
Operating income margin(3)	42.0%	12.6%	18.2%	2,940	bps	2,380	bps

Comparable Hotel Revenues	$619	$590	$637	4.9%		(2.8)%
Comparable Hotel Adjusted EBITDA	$171	$167	$190	2.1%		(10.4)%
Comparable Hotel Adjusted EBITDA margin(3)	27.5%	28.2%	29.8%	(70)	bps	(230)	bps

	Year Ended December 31,			2023 vs 2022		2023 vs 2019
	2023	2022	2019	Change(3)		Change(3)
Total Revenues	$2,698	$2,501	$2,844	7.9%		(5.1)%
Operating income	$343	$296	$426	16.1%		(19.4)%
Operating income margin(3)	12.7%	11.8%	15.0%	90	bps	(230)	bps

Comparable Hotel Revenues	$2,441	$2,216	$2,489	10.2%		(1.9)%
Comparable Hotel Adjusted EBITDA	$680	$623	$727	9.1%		(6.5)%
Comparable Hotel Adjusted EBITDA margin(3)	27.8%	28.1%	29.2%	(30)	bps	(140)	bps
________________________________________________

(1)Includes EBITDA of $42 million for both the three months and year ended December 31, 2019 for the period of ownership of the 18 hotels acquired in connection with the Company's merger with Chesapeake Lodging Trust on September 18, 2019.
(2)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.
(3)Percentages are calculated based on unrounded numbers.

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Supplementary Financial Information (continued)

Nareit FFO and Adjusted FFO

(unaudited, in millions, except per share data)

	Three Months Ended December 31,			Year Ended December 31,
	2023	2022	2019	2023	2022	2019
Net income attributable to stockholders	$187	$34	$123	$97	$162	$306
Depreciation and amortization expense	94	65	80	287	269	264
Depreciation and amortization expense attributable to noncontrolling interests	(1)	(1)	(1)	(4)	(4)	(4)
Loss (gain) on sale of assets, net	—	—	1	(15)	(13)	(19)
Gain on derecognition of assets(1)	(221)	—	—	(221)	—	—
Gain on sale of investments in affiliates(2)	—	—	(44)	(3)	(92)	(44)
Impairment loss	—	—	—	202	—	—
Equity investment adjustments:
Equity in (earnings) losses from investments in affiliates	(2)	(9)	4	(11)	(15)	(14)
Pro rata FFO of investments in affiliates	2	1	4	14	12	31
Nareit FFO attributable to stockholders	59	90	167	346	319	520
Casualty loss (gain), net	—	2	(26)	2	6	(18)
Severance expense	—	—	—	—	—	2
Acquisition costs	—	—	5	—	—	70
Share-based compensation expense	4	4	4	18	17	16
Interest expense associated with hotels in receivership(3)	12	—	—	20	—	—
Other items(4)(5)	35	5	23	53	10	23
Adjusted FFO attributable to stockholders	$110	$101	$173	$439	$352	$613
Nareit FFO per share – Diluted(6)	$0.28	$0.40	$0.70	$1.61	$1.40	$2.44
Adjusted FFO per share – Diluted(6)	$0.52	$0.45	$0.72	$2.04	$1.54	$2.88
Weighted average shares outstanding – Diluted(7)	210	224	240	215	228	213
_____________________________________
(1)For the three months and year ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(2)Included in other (loss) gain, net in the consolidated statements of operations.
(3)Reflects incremental default interest expense and late payment administrative fees associated with the default of the SF Mortgage Loan beginning in June 2023 and all interest expense that has accrued since the Hilton San Francisco Hotels were placed into receivership at the end of October 2023.
(4)For the three months and year ended December 31, 2023, includes $28 million of income tax expense associated with the effective exit from the Hilton San Francisco Hotels.
(5)For the year ended December 31, 2019, includes $15 million of tax expense on hotels sold during the period.
(6)Per share amounts are calculated based on unrounded numbers.
(7)Derived from Park’s earnings per share calculations for each period presented; for shares outstanding as of December 31, 2023, see page 5.

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Supplementary Financial Information (continued)

General and Administrative Expenses

(unaudited, in millions)	Three Months Ended December 31,		Year Ended December 31,
	2023	2022	2023	2022
Corporate general and administrative expenses	$15	$15	$65	$63
Less:
Share-based compensation expense	4	4	18	17
Other items	—	—	2	3
G&A, excluding expenses not included in Adjusted EBITDA	$11	$11	$45	$43

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Supplementary Financial Information (continued)

Net Debt and Net Debt to Comparable Adjusted EBITDA Ratio

(unaudited, in millions)	Comparable
December 31, 2023
Debt	$3,765
Add: unamortized deferred financing costs and discount	22
Less: unamortized premium	(1)
Debt, excluding unamortized deferred financing cost, premiums and discounts	3,786
Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs	164
Less: cash and cash equivalents(1)	(555)
Less: restricted cash	(33)
Net debt	$3,362
Full-year 2023 Comparable Adjusted EBITDA(2)	$653
Net debt to full-year Comparable Adjusted EBITDA ratio	5.15x

_____________________________________
(1)Considers the additional distribution of $162 million (or approximately $0.77 per share) in connection with the effective exit from the Hilton San Francisco Hotels. The cash dividend of $0.77 per share was declared on October 27, 2023 and paid on January 16, 2024 to stockholders of record as of December 29, 2023.
(2)See page 42 for full-year Comparable Adjusted EBITDA as of December 31, 2023.

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Outlook and Assumptions

13

Outlook and Assumptions

Full-Year 2024 Outlook

Park expects full-year 2024 operating results to be as follows:

(unaudited, dollars in millions, except per share amounts and RevPAR)
	Full-Year 2024 Outlook as of February 27, 2024
Metric	Low		High

Comparable RevPAR	$185		$188
Comparable RevPAR change vs. 2023	3.5%		5.5%

Net income	$146		$186
Net income attributable to stockholders	$134		$174
Earnings per share – Diluted(1)	$0.64		$0.83
Operating income	$397		$436
Operating income margin	14.9%		16.1%

Adjusted EBITDA	$645		$685
Comparable Hotel Adjusted EBITDA margin(1)	26.8%		27.8%
Comparable Hotel Adjusted EBITDA margin change vs. 2023(1)	(100)	bps	—	bps
Adjusted FFO per share – Diluted(1)	$2.02		$2.22
__________________________________________________________________________
(1)Amounts are calculated based on unrounded numbers.
Park’s outlook is based in part on the following assumptions:
•Comparable RevPAR for the first quarter of 2024 is expected to be between $173 and $175;
•The mortgage loan secured by the Hilton Denver City Center is not called by the lender during 2024;
•Includes 50 bps of RevPAR and $9 million of Hotel Adjusted EBITDA disruption from renovations at certain of Park's hotels, of which $8 million is associated with renovations at Park's Hawaii hotels;
•Adjusted FFO excludes $55 million of default interest and late payment administrative fees associated with default of the SF Mortgage Loan for full-year 2024, which began in June 2023 and is required to be recognized in interest expense until legal title to the Hilton San Francisco Hotels are transferred;
•Fully diluted weighted average shares for the full-year 2024 of 211 million; and
•Park's Comparable portfolio as of February 27, 2024 and does not take into account potential future acquisitions, dispositions or any financing transactions, which could result in a material change to Park’s outlook.
Park's full-year 2024 outlook is based on a number of factors, many of which are outside the Company's control, including uncertainty surrounding macro-economic factors, such as inflation, changes in interest rates, supply chain disruptions and the possibility of an economic recession or slowdown, as well as the assumptions set forth above, all of which are subject to change.

14

Outlook and Assumptions (continued)

EBITDA, Adjusted EBITDA, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin

	Year Ending
(unaudited, in millions)	December 31, 2024
	Low Case	High Case
Net income	$146	$186
Depreciation and amortization expense	258	258
Interest income	(17)	(17)
Interest expense	209	209
Interest expense associated with hotels in receivership	55	55
Income tax expense	7	7
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	7	7
EBITDA	665	705
Gain on derecognition of assets	(55)	(55)
Share-based compensation expense	17	17
Other items	18	18
Adjusted EBITDA	645	685
Less: Adjusted EBITDA from investments in affiliates	(22)	(23)
Add: All other	59	59
Comparable Hotel Adjusted EBITDA	$682	$721

	Year Ending
	December 31, 2024
	Low Case	High Case
Total Revenues	$2,662	$2,711
Less: Other revenue	(121)	(121)
Comparable Hotel Revenues	$2,541	$2,590

	Year Ending
	December 31, 2024
	Low Case	High Case
Total Revenues	$2,662	$2,711
Operating income	$397	$436
Operating income margin(1)	14.9%	16.1%

Comparable Hotel Revenues	$2,541	$2,590
Comparable Hotel Adjusted EBITDA	$682	$721
Comparable Hotel Adjusted EBITDA margin(1)	26.8%	27.8%
_______________________________________________________________________________
(1)Percentages are calculated based on unrounded numbers.

15

Outlook and Assumptions (continued)

Nareit FFO and Adjusted FFO

	Year Ending
(unaudited, in millions except per share data)	December 31, 2024
	Low Case	High Case
Net income attributable to stockholders	$134	$174
Depreciation and amortization expense	258	258
Depreciation and amortization expense attributable to noncontrolling interests	(5)	(5)
Gain on derecognition of assets	(55)	(55)
Equity investment adjustments:
Equity in earnings from investments in affiliates	(6)	(7)
Pro rata FFO of equity investments	13	13
Nareit FFO attributable to stockholders	339	378
Share-based compensation expense	17	17
Interest expense associated with hotels in receivership	55	55
Other items	15	17
Adjusted FFO attributable to stockholders	$426	$467
Adjusted FFO per share – Diluted(1)	$2.02	$2.22
Weighted average diluted shares outstanding	211	211
_____________________________________
(1)Per share amounts are calculated based on unrounded numbers.

16

Portfolio and Operating Metrics

17

Portfolio and Operating Metrics

Hotel Portfolio as of February 27, 2024

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt (in millions)
Comparable Portfolio

Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,878	New York	151,000	Fee Simple	100%	—
Hilton New Orleans Riverside	1,622	New Orleans	158,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Signia by Hilton Orlando Bonnet Creek	1,009	Orlando	246,000	Fee Simple	100%	—
DoubleTree Hotel Seattle Airport	850	Seattle	41,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Orlando	86,000	Leasehold	100%	—
Caribe Hilton	652	Other U.S.	65,000	Fee Simple	100%	—
Hilton Waikoloa Village	647	Hawaii	241,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	36,000	Fee Simple	100%	—
Hilton Denver City Center	613	Denver	50,000	Fee Simple	100%	$54
Hilton Boston Logan Airport	604	Boston	30,000	Leasehold	100%	—
W Chicago – Lakeshore	520	Chicago	20,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Other U.S.	48,000	Fee Simple	100%	—
Hyatt Regency Boston	502	Boston	30,000	Fee Simple	100%	$128
Waldorf Astoria Orlando	502	Orlando	54,000	Fee Simple	100%	—
Hilton Salt Lake City Center	500	Other U.S.	24,000	Leasehold	100%	—
DoubleTree Hotel Ontario Airport	482	Southern California	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	28,000	Fee Simple	100%	—
Hyatt Regency Mission Bay Spa and Marina	438	Southern California	24,000	Leasehold	100%	—
Boston Marriott Newton	430	Boston	34,000	Fee Simple	100%	—
W Chicago – City Center	403	Chicago	13,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Seattle	40,000	Leasehold	100%	—
Royal Palm South Beach Miami, a Tribute Portfolio Resort	393	Miami	11,000	Fee Simple	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$14
Hilton Santa Barbara Beachfront Resort	360	Southern California	62,000	Fee Simple	50%	$159
Hilton Oakland Airport	360	Other U.S.	15,000	Leasehold	100%	—
JW Marriott San Francisco Union Square	344	San Francisco	12,000	Leasehold	100%	—
Hyatt Centric Fisherman's Wharf	316	San Francisco	19,000	Fee Simple	100%	—
Hilton Short Hills	314	Other U.S.	21,000	Fee Simple	100%	—
Casa Marina Key West, Curio Collection	311	Key West	53,000	Fee Simple	100%	—

18

Portfolio and Operating Metrics (continued)

Hotel Portfolio as of February 27, 2024

Hotel Name	Total Rooms	Market	Meeting Space (square feet)	Ownership	Equity Ownership	Debt(1) (in millions)
Comparable Portfolio (continued)

DoubleTree Hotel San Diego – Mission Valley	300	Southern California	24,000	Leasehold	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown South Congress	262	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Other U.S.	27,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Other U.S.	5,000	Fee Simple	100%	—
Hilton Checkers Los Angeles	193	Southern California	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	7,000	Leasehold	100%	—
The Reach Key West, Curio Collection	150	Key West	18,000	Fee Simple	100%	—
Total Comparable Portfolio (39 Hotels)	23,428		2,141,000			$1,660

Unconsolidated Joint Venture Portfolio

Hilton Orlando	1,424	Orlando	236,000	Fee Simple	20%	$95
Capital Hilton	559	Washington, D.C.	30,000	Fee Simple	25%	$28
Hilton La Jolla Torrey Pines	394	Southern California	41,000	Leasehold	25%	$16
Embassy Suites Alexandria Old Town	288	Washington, D.C.	11,000	Fee Simple	50%	$25
Total Unconsolidated Joint Venture Portfolio (4 Hotels)	2,665		318,000			$164

Grand Total (43 Hotels)	26,093		2,459,000			$1,824
(1)Debt related to unconsolidated joint ventures is presented on a pro-rata basis.

19

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2023 vs. Q4 2022

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	4Q23	4Q22	Change(1)	4Q23	4Q22	Change		4Q23	4Q22	Change(1)	4Q23	4Q22	Change(1)
Hawaii	2	3,507	$313.30	$305.20	2.7%	84.7%	80.2%	4.5	% pts	$265.50	$245.04	8.4%	$451.51	$424.88	6.3%
Orlando	3	2,325	231.79	243.50	(4.8)	65.2	68.3	(3.1)		151.18	166.26	(9.1)	321.40	315.70	1.8
New Orleans	1	1,622	214.82	211.44	1.6	68.7	68.3	0.4		147.64	144.48	2.2	256.21	250.60	2.2
Boston	3	1,536	240.47	224.09	7.3	79.4	77.8	1.6		191.04	174.54	9.5	256.34	240.50	6.6
New York	1	1,878	391.98	363.73	7.8	89.8	84.7	5.1		352.03	307.95	14.3	535.74	468.31	14.4
Southern California	5	1,773	211.95	215.37	(1.6)	72.5	71.7	0.8		153.65	154.46	(0.5)	247.79	254.67	(2.7)
Chicago	3	2,467	220.54	223.89	(1.5)	56.4	53.5	2.9		124.42	119.85	3.8	199.36	184.30	8.2
Key West(2)	2	461	500.78	454.01	10.3	56.4	69.7	(13.3)		282.40	316.54	(10.8)	420.26	474.75	(11.5)
Denver	1	613	180.17	177.32	1.6	69.9	63.8	6.1		125.94	113.21	11.2	180.77	166.26	8.7
Miami	1	393	243.58	251.29	(3.1)	80.1	81.5	(1.4)		195.00	204.60	(4.7)	256.79	271.18	(5.3)
Washington, D.C.	2	1,085	189.29	174.32	8.6	65.4	66.8	(1.4)		123.84	116.52	6.3	195.99	181.15	8.2
Seattle	2	1,246	136.55	157.98	(13.6)	65.5	59.7	5.8		89.47	94.32	(5.1)	137.71	137.04	0.5
San Francisco	2	660	241.97	229.50	5.4	71.7	74.4	(2.7)		173.38	170.57	1.6	230.25	232.08	(0.8)
Other	11	3,862	193.98	192.81	0.6	63.5	62.1	1.4		123.18	119.78	2.8	183.80	177.03	3.8
All Markets	39	23,428	$250.93	$246.35	1.9%	71.0%	69.5%	1.5	% pts	$178.25	$171.21	4.1%	$287.21	$273.91	4.9%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

20

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2023 vs. Q4 2022

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	4Q23	4Q22	Change(1)	4Q23	4Q22	Change(1)	4Q23	4Q22	Change
Hawaii	2	3,507	$54	$51	6.9%	$146	$137	6.3%	37.3%	37.1%	20	bps
Orlando	3	2,325	22	22	(4.7)	69	68	1.8	31.2	33.3	(210)
New Orleans	1	1,622	14	13	7.8	38	37	2.2	36.6	34.7	190
Boston	3	1,536	11	10	8.3	36	34	6.6	28.9	28.4	50
New York	1	1,878	26	22	16.1	93	81	14.4	27.9	27.5	40
Southern California	5	1,773	11	11	(5.2)	40	42	(2.7)	26.9	27.6	(70)
Chicago	3	2,467	4	4	(0.8)	45	42	8.2	9.5	10.4	(90)
Key West(2)	2	461	5	6	(17.4)	18	20	(11.5)	29.9	32.1	(220)
Denver	1	613	3	3	26.4	10	9	8.7	33.5	28.8	470
Miami	1	393	4	4	(5.9)	9	10	(5.3)	38.6	38.9	(30)
Washington, D.C.	2	1,085	4	4	5.4	20	18	8.2	23.0	23.6	(60)
Seattle	2	1,246	—	2	(77.7)	16	16	0.5	2.6	11.6	(900)
San Francisco	2	660	2	3	(51.8)	14	14	(0.8)	9.7	19.9	(1,020)
Other	11	3,862	11	12	(3.4)	65	62	3.9	16.2	17.4	(120)
All Markets	39	23,428	$171	$167	2.1%	$619	$590	4.9%	27.5%	28.2%	(70)	bps
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

21

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2023 vs. Full Year 2022

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2023	2022	Change(1)	2023	2022	Change		2023	2022	Change(1)	2023	2022	Change(1)
Hawaii	2	3,507	$308.66	$297.25	3.8%	89.5%	83.7%	5.8	% pts	$276.24	$248.67	11.1%	$478.28	$434.24	10.1%
Orlando	3	2,325	233.13	236.99	(1.6)	66.5	63.5	3.0		155.07	150.52	3.0	320.99	296.40	8.3
New Orleans	1	1,622	206.02	203.56	1.2	66.0	61.7	4.3		135.97	125.64	8.2	248.75	216.87	14.7
Boston	3	1,536	242.00	226.04	7.1	79.7	75.3	4.4		192.77	170.01	13.4	252.36	223.25	13.0
New York	1	1,878	316.99	311.69	1.7	84.5	65.6	18.9		267.91	204.67	30.9	408.14	316.09	29.1
Southern California	5	1,773	231.80	240.58	(3.6)	75.8	73.6	2.2		175.76	177.13	(0.8)	278.45	268.69	3.6
Chicago	3	2,467	221.48	222.97	(0.7)	58.8	52.3	6.5		130.30	116.68	11.7	203.04	177.48	14.4
Key West(2)	2	461	521.30	547.24	(4.7)	50.7	73.5	(22.8)		264.45	402.13	(34.2)	387.15	580.81	(33.3)
Denver	1	613	191.51	181.48	5.5	71.8	66.1	5.7		137.58	120.10	14.5	200.18	178.58	12.1
Miami	1	393	254.47	276.70	(8.0)	80.1	78.6	1.5		203.92	217.55	(6.3)	272.50	284.24	(4.1)
Washington, D.C.	2	1,085	182.76	162.82	12.2	72.0	63.6	8.4		131.62	103.66	27.0	195.74	153.07	27.9
Seattle	2	1,246	161.62	160.27	0.8	69.1	64.2	4.9		111.62	102.89	8.5	155.88	142.72	9.2
San Francisco	2	660	264.41	247.25	6.9	70.7	71.9	(1.2)		186.98	177.83	5.1	250.65	239.85	4.5
Other	11	3,862	199.16	193.23	3.1	66.4	63.5	2.9		132.28	122.73	7.8	189.68	172.58	9.9
All Markets	39	23,428	$245.80	$242.61	1.3%	72.7%	67.8%	4.9	% pts	$178.62	$164.33	8.7%	$285.50	$259.19	10.2%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

22

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2023 vs. Full Year 2022

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2023	2022	Change(1)	2023	2022	Change(1)	2023	2022	Change
Hawaii	2	3,507	$244	$227	7.3%	$612	$556	10.1%	39.8%	40.9%	(110)	bps
Orlando	3	2,325	81	81	0.4	272	252	8.3	29.7	32.1	(240)
New Orleans	1	1,622	54	45	20.1	147	128	14.7	36.7	35.0	170
Boston	3	1,536	43	37	14.5	141	125	13.0	30.3	29.9	40
New York	1	1,878	45	22	101.7	280	217	29.1	16.0	10.2	580
Southern California	5	1,773	54	56	(2.7)	180	174	3.6	30.2	32.2	(200)
Chicago(2)	3	2,467	27	13	109.8	183	160	14.4	15.1	8.2	690
Key West(3)	2	461	19	40	(52.2)	65	98	(33.3)	29.0	40.4	(1,140)
Denver	1	613	16	13	21.8	45	40	12.1	36.3	33.4	290
Miami	1	393	14	16	(11.8)	39	41	(4.1)	36.5	39.7	(320)
Washington, D.C.	2	1,085	19	12	58.1	78	61	27.9	24.2	19.6	460
Seattle	2	1,246	8	8	(5.1)	71	65	9.2	10.9	12.6	(170)
San Francisco	2	660	9	10	(10.3)	61	57	4.5	14.2	16.5	(230)
Other	11	3,862	47	43	9.7	267	242	9.9	17.6	17.6	—
All Markets	39	23,428	$680	$623	9.1%	$2,441	$2,216	10.2%	27.8%	28.1%	(30)	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses. In Q2 2022, Park's Chicago hotels were subject to a $12 million increase in accrual related to property tax assessments.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

23

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2023 vs. Q4 2022

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		4Q23	4Q22	Change(1)	4Q23	4Q22	Change		4Q23	4Q22	Change(1)	4Q23	4Q22	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$305.11	$297.39	2.6%	84.4%	82.3%	2.1	% pts	$257.60	$244.86	5.2%	$413.03	$403.63	2.3%
2	Hilton Waikoloa Village	348.78	345.12	1.1	86.1	71.2	14.9		300.45	245.82	22.2	621.57	518.82	19.8
3	JW Marriott San Francisco Union Square	292.94	274.68	6.6	69.7	72.3	(2.6)		204.06	198.37	2.9	267.11	264.82	0.9
4	Hyatt Centric Fisherman's Wharf	189.62	183.14	3.5	73.8	76.6	(2.8)		139.98	140.32	(0.2)	190.12	196.43	(3.2)
5	Signia by Hilton Orlando Bonnet Creek	225.98	221.11	2.2	69.7	68.5	1.2		157.45	151.33	4.1	391.91	321.91	21.7
6	Waldorf Astoria Orlando	375.25	400.80	(6.4)	48.5	63.7	(15.2)		182.06	255.21	(28.7)	349.52	454.82	(23.2)
7	Hilton Orlando Lake Buena Vista	177.63	183.17	(3.0)	70.0	70.9	(0.9)		124.36	129.91	(4.3)	216.65	222.21	(2.5)
8	Hilton New Orleans Riverside	214.82	211.44	1.6	68.7	68.3	0.4		147.64	144.48	2.2	256.21	250.60	2.2
9	Hyatt Regency Boston	262.01	238.66	9.8	80.6	80.8	(0.2)		211.18	192.86	9.5	271.42	262.80	3.3
10	Hilton Boston Logan Airport	243.74	229.46	6.2	90.8	87.7	3.1		221.39	201.24	10.0	283.13	263.44	7.5
11	Boston Marriott Newton	201.11	190.54	5.5	62.1	60.7	1.4		124.90	115.66	8.0	201.12	182.23	10.4
12	New York Hilton Midtown	391.98	363.73	7.8	89.8	84.7	5.1		352.03	307.95	14.3	535.74	468.31	14.4
13	Hilton Santa Barbara Beachfront Resort	302.80	308.35	(1.8)	70.3	74.4	(4.1)		212.84	229.33	(7.2)	345.28	402.25	(14.2)
14	Hyatt Regency Mission Bay Spa and Marina	221.09	243.24	(9.1)	65.4	57.3	8.1		144.62	139.33	3.8	271.71	254.72	6.7
15	Hilton Checkers Los Angeles	218.82	221.49	(1.2)	70.5	64.1	6.4		154.31	142.11	8.6	187.22	166.93	12.2
16	Hilton Chicago	213.10	211.06	1.0	56.4	55.3	1.1		120.25	116.78	3.0	220.90	199.71	10.6
17	W Chicago – City Center	280.53	290.94	(3.6)	56.0	51.8	4.2		157.02	150.54	4.3	195.39	190.74	2.4
18	W Chicago – Lakeshore	196.64	212.15	(7.3)	56.7	49.6	7.1		111.52	105.17	6.0	138.48	133.54	3.7
19	Casa Marina Key West, Curio Collection(2)	507.49	445.83	13.8	46.6	67.9	(21.3)		236.66	302.75	(21.8)	353.59	451.64	(21.7)
20	The Reach Key West, Curio Collection	492.31	469.68	4.8	76.6	73.5	3.1		377.23	345.11	9.3	558.49	522.67	6.9
21	Hilton Denver City Center	180.17	177.32	1.6	69.9	63.8	6.1		125.94	113.21	11.2	180.77	166.26	8.7
22	Royal Palm South Beach Miami	243.58	251.29	(3.1)	80.1	81.5	(1.4)		195.00	204.60	(4.7)	256.79	271.18	(5.3)
23	DoubleTree Hotel Washington DC – Crystal City	180.66	163.87	10.2	65.9	68.8	(2.9)		119.06	112.81	5.5	167.44	156.09	7.3
24	DoubleTree Hotel San Jose	182.42	178.56	2.2	61.6	56.9	4.7		112.32	101.59	10.6	162.93	158.18	3.0
25	Juniper Hotel Cupertino, Curio Collection	187.41	214.02	(12.4)	63.2	62.7	0.5		118.37	134.20	(11.8)	137.93	154.61	(10.8)
	Total Core Hotels	271.66	265.25	2.4	72.5	71.0	1.5		197.07	188.32	4.6	319.67	304.09	5.1

	All Other Hotels	179.00	180.66	(0.9)	66.3	64.7	1.6		118.59	116.98	1.4	184.34	178.24	3.4
	Total Comparable Hotels	$250.93	$246.35	1.9%	71.0%	69.5%	1.5	% pts	$178.25	$171.21	4.1%	$287.21	$273.91	4.9%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

24

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2023 vs. Q4 2022

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		4Q23	4Q22	Change(1)	4Q23	4Q22	Change(1)	4Q23	4Q22	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$40	$39	1.5%	$109	$106	2.3%	36.8%	37.1%	(30)	bps
2	Hilton Waikoloa Village	14	11	25.6	37	31	19.8	38.8	37.0	180
3	JW Marriott San Francisco Union Square	1	2	(59.1)	8	8	0.9	8.8	21.7	(1,290)
4	Hyatt Centric Fisherman's Wharf	1	1	(38.4)	6	6	(3.2)	11.1	17.4	(630)
5	Signia by Hilton Orlando Bonnet Creek	14	10	38.5	36	30	21.7	38.6	33.9	470
6	Waldorf Astoria Orlando	3	7	(60.9)	16	21	(23.2)	17.7	34.8	(1,710)
7	Hilton Orlando Lake Buena Vista	5	5	(9.8)	16	17	(2.5)	28.0	30.3	(230)
8	Hilton New Orleans Riverside	14	13	7.8	38	37	2.2	36.6	34.7	190
9	Hyatt Regency Boston	4	4	(9.4)	13	12	3.3	31.0	35.3	(430)
10	Hilton Boston Logan Airport	4	4	19.2	16	15	7.5	29.3	26.4	290
11	Boston Marriott Newton	2	2	30.6	8	7	10.4	24.6	20.8	380
12	New York Hilton Midtown	26	22	16.1	93	81	14.4	27.9	27.5	40
13	Hilton Santa Barbara Beachfront Resort	5	6	(14.3)	11	14	(14.2)	44.1	44.2	(10)
14	Hyatt Regency Mission Bay Spa and Marina	2	1	28.9	11	10	6.7	17.0	14.1	290
15	Hilton Checkers Los Angeles	—	—	6.7	3	3	12.2	12.4	13.0	(60)
16	Hilton Chicago	5	4	21.0	31	29	10.6	14.9	13.6	130
17	W Chicago – City Center	—	1	(40.1)	7	7	2.4	6.9	11.8	(490)
18	W Chicago – Lakeshore	(1)	—	(151.2)	7	6	3.7	(12.9)	(5.3)	(760)
19	Casa Marina Key West, Curio Collection(2)	3	4	(33.4)	10	13	(21.7)	24.8	29.2	(440)
20	The Reach Key West, Curio Collection	3	3	5.1	8	7	6.9	36.6	37.2	(60)
21	Hilton Denver City Center	3	3	26.4	10	9	8.7	33.5	28.8	470
22	Royal Palm South Beach Miami	4	4	(5.9)	9	10	(5.3)	38.6	38.9	(30)
23	DoubleTree Hotel Washington DC – Crystal City	2	2	9.5	10	9	7.3	22.6	22.1	50
24	DoubleTree Hotel San Jose	1	1	(23.5)	8	7	3.0	10.7	14.4	(370)
25	Juniper Hotel Cupertino, Curio Collection	—	—	(0.3)	3	3	(10.8)	15.2	13.6	160
	Total Core Hotels	155	149	3.5	524	498	5.1	29.5	30.0	(50)

	All Other Hotels	16	18	(9.8)	95	92	3.4	16.3	18.7	(240)
	Total Comparable Hotels	$171	$167	2.1%	$619	$590	4.9%	27.5%	28.2%	(70)	bps
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

25

Portfolio and Operating Metrics (continued)

Core Hotels: Full Year 2023 vs. Full Year 2022

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2023	2022	Change(1)	2023	2022	Change		2023	2022	Change(1)	2023	2022	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$302.01	$287.70	5.0%	90.8%	85.4%	5.4	% pts	$274.17	$245.79	11.5%	$445.04	$400.00	11.3%
2	Hilton Waikoloa Village	340.53	344.82	(1.2)	83.8	75.8	8.0		285.37	261.40	9.2	625.22	585.60	6.8
3	JW Marriott San Francisco Union Square	327.74	288.73	13.5	67.7	69.7	(2.0)		221.73	201.17	10.2	292.90	274.65	6.6
4	Hyatt Centric Fisherman's Wharf	201.42	204.95	(1.7)	74.1	74.4	(0.3)		149.15	152.42	(2.1)	204.65	201.97	1.3
5	Signia by Hilton Orlando Bonnet Creek	219.76	214.11	2.6	69.8	63.0	6.8		153.47	135.06	13.6	364.19	305.07	19.4
6	Waldorf Astoria Orlando	363.04	383.38	(5.3)	54.8	60.7	(5.9)		199.01	232.61	(14.4)	378.00	423.42	(10.7)
7	Hilton Orlando Lake Buena Vista	186.67	180.94	3.2	69.6	65.8	3.8		129.97	119.07	9.2	232.30	207.33	12.0
8	Hilton New Orleans Riverside	206.02	203.56	1.2	66.0	61.7	4.3		135.97	125.64	8.2	248.75	216.87	14.7
9	Hyatt Regency Boston	263.37	250.22	5.3	79.4	74.2	5.2		209.01	185.61	12.6	265.00	241.25	9.8
10	Hilton Boston Logan Airport	246.77	226.80	8.8	92.9	89.1	3.8		229.30	202.12	13.4	290.72	256.51	13.3
11	Boston Marriott Newton	199.59	187.56	6.4	61.4	56.9	4.5		122.52	106.70	14.8	183.71	155.51	18.1
12	New York Hilton Midtown	316.99	311.69	1.7	84.5	65.6	18.9		267.91	204.67	30.9	408.14	316.09	29.1
13	Hilton Santa Barbara Beachfront Resort	337.95	361.12	(6.4)	71.7	78.3	(6.6)		242.16	282.73	(14.3)	389.99	426.16	(8.5)
14	Hyatt Regency Mission Bay Spa and Marina	276.05	294.87	(6.4)	68.4	61.6	6.8		188.91	181.61	4.0	336.75	309.03	9.0
15	Hilton Checkers Los Angeles	216.85	222.40	(2.5)	72.8	65.9	6.9		157.80	146.52	7.7	186.17	168.22	10.7
16	Hilton Chicago	211.81	209.92	0.9	58.3	52.5	5.8		123.43	110.15	12.1	219.27	189.12	15.9
17	W Chicago – City Center	280.27	290.39	(3.5)	58.1	50.2	7.9		162.89	145.87	11.7	200.08	177.24	12.9
18	W Chicago – Lakeshore	205.49	211.92	(3.0)	61.0	53.5	7.5		125.42	113.47	10.5	157.13	143.08	9.8
19	Casa Marina Key West, Curio Collection(2)	528.79	543.63	(2.7)	37.3	72.2	(34.9)		197.46	392.46	(49.7)	292.93	568.28	(48.5)
20	The Reach Key West, Curio Collection	513.91	554.33	(7.3)	78.5	76.2	2.3		403.34	422.18	(4.5)	582.50	606.80	(4.0)
21	Hilton Denver City Center	191.51	181.48	5.5	71.8	66.1	5.7		137.58	120.10	14.5	200.18	178.58	12.1
22	Royal Palm South Beach Miami	254.47	276.70	(8.0)	80.1	78.6	1.5		203.92	217.55	(6.3)	272.50	284.24	(4.1)
23	DoubleTree Hotel Washington DC – Crystal City	175.63	154.88	13.4	74.6	69.0	5.6		130.97	106.88	22.5	186.25	144.71	28.7
24	DoubleTree Hotel San Jose	174.14	167.15	4.2	60.5	57.8	2.7		105.37	96.68	9.0	159.40	142.27	12.0
25	Juniper Hotel Cupertino, Curio Collection	191.63	203.59	(5.9)	62.9	64.3	(1.4)		120.57	131.02	(8.0)	139.69	151.85	(8.0)
	Total Core Hotels	263.11	261.02	0.8	73.5	68.3	5.2		193.33	178.33	8.4	314.91	286.55	9.9

	All Other Hotels	188.28	182.07	3.4	70.1	65.9	4.2		131.99	119.94	10.0	192.28	172.44	11.5
	Total Comparable Hotels	$245.80	$242.61	1.3%	72.7%	67.8%	4.9	% pts	$178.62	$164.33	8.7%	$285.50	$259.19	10.2%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

26

Portfolio and Operating Metrics (continued)

Core Hotels: Full Year 2023 vs. Full Year 2022

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2023	2022	Change(1)	2023	2022	Change(1)	2023	2022	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$188	$173	8.4%	$464	$418	11.3%	40.4%	41.5%	(110)	bps
2	Hilton Waikoloa Village	56	54	3.8	148	138	6.8	37.9	39.0	(110)
3	JW Marriott San Francisco Union Square	5	5	0.5	37	34	6.6	13.7	14.5	(80)
4	Hyatt Centric Fisherman's Wharf	4	5	(22.3)	24	23	1.3	14.9	19.4	(450)
5	Signia by Hilton Orlando Bonnet Creek	46	37	25.2	134	112	19.4	34.7	33.1	160
6	Waldorf Astoria Orlando	14	25	(45.3)	69	78	(10.7)	19.7	32.1	(1,240)
7	Hilton Orlando Lake Buena Vista	21	19	11.9	69	62	12.0	30.1	30.1	—
8	Hilton New Orleans Riverside	54	45	20.1	147	128	14.7	36.7	35.0	170
9	Hyatt Regency Boston	17	16	3.3	49	44	9.8	35.0	37.2	(220)
10	Hilton Boston Logan Airport	19	16	18.8	64	57	13.3	29.1	27.8	130
11	Boston Marriott Newton	7	5	36.6	29	24	18.1	24.9	21.5	340
12	New York Hilton Midtown	45	22	101.7	280	217	29.1	16.0	10.2	580
13	Hilton Santa Barbara Beachfront Resort	23	28	(14.6)	51	56	(8.5)	45.4	48.7	(330)
14	Hyatt Regency Mission Bay Spa and Marina	13	12	9.3	54	49	9.0	24.5	24.4	10
15	Hilton Checkers Los Angeles	1	2	(31.8)	13	12	10.7	11.0	17.8	(680)
16	Hilton Chicago(2)	20	12	63.6	124	107	15.9	16.3	11.5	480
17	W Chicago – City Center(2)	5	2	152.8	29	26	12.9	18.3	8.2	1,010
18	W Chicago – Lakeshore(2)	2	(1)	251.7	30	27	9.8	6.7	(4.9)	1,160
19	Casa Marina Key West, Curio Collection(3)	7	26	(74.1)	33	65	(48.5)	19.9	39.6	(1,970)
20	The Reach Key West, Curio Collection	12	14	(12.0)	32	33	(4.0)	38.5	42.0	(350)
21	Hilton Denver City Center	16	13	21.8	45	40	12.1	36.3	33.4	290
22	Royal Palm South Beach Miami	14	16	(11.8)	39	41	(4.1)	36.5	39.7	(320)
23	DoubleTree Hotel Washington DC – Crystal City	12	8	43.1	43	33	28.7	28.2	25.4	280
24	DoubleTree Hotel San Jose	3	1	102.5	29	26	12.0	8.7	4.8	390
25	Juniper Hotel Cupertino, Curio Collection	2	3	(28.4)	11	12	(8.0)	15.7	20.2	(450)
	Total Core Hotels	606	558	8.7	2,047	1,862	9.9	29.6	29.9	(30)

	All Other Hotels	74	65	12.9	394	354	11.5	18.7	18.5	20
	Total Comparable Hotels	$680	$623	9.1%	$2,441	$2,216	10.2%	27.8%	28.1%	(30)	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses. In Q2 2022, Park's Chicago hotels were subject to a $12 million increase in accrual related to property tax assessments.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

27

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2023 vs. Q4 2019

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	4Q23	4Q19	Change(1)	4Q23	4Q19	Change		4Q23	4Q19	Change(1)	4Q23	4Q19	Change(1)
Hawaii	2	3,507	$313.30	$258.40	21.2%	84.7%	86.7%	(2.0)	% pts	$265.50	$224.11	18.5%	$451.51	$378.40	19.3%
Orlando	3	2,325	231.79	200.94	15.3	65.2	83.2	(18.0)		151.18	167.20	(9.6)	321.40	317.26	1.3
New Orleans	1	1,622	214.82	185.83	15.6	68.7	67.1	1.6		147.64	124.66	18.4	256.21	217.37	17.9
Boston	3	1,536	240.47	217.97	10.3	79.4	82.4	(3.0)		191.04	179.80	6.3	256.34	257.22	(0.3)
New York	1	1,878	391.98	320.62	22.3	89.8	94.3	(4.5)		352.03	302.31	16.4	535.74	496.97	7.8
Southern California	5	1,773	211.95	173.83	21.9	72.5	80.6	(8.1)		153.65	140.04	9.7	247.79	239.39	3.5
Chicago	3	2,467	220.54	207.72	6.2	56.4	71.3	(14.9)		124.42	148.11	(16.0)	199.36	236.56	(15.7)
Key West(2)	2	461	500.78	392.44	27.6	56.4	62.1	(5.7)		282.40	243.62	15.9	420.26	439.35	(4.3)
Denver	1	613	180.17	165.11	9.1	69.9	82.9	(13.0)		125.94	136.96	(8.0)	180.77	208.17	(13.2)
Miami	1	393	243.58	210.44	15.7	80.1	90.4	(10.3)		195.00	190.05	2.6	256.79	258.29	(0.6)
Washington, D.C.	2	1,085	189.29	171.94	10.1	65.4	68.6	(3.2)		123.84	118.03	4.9	195.99	185.75	5.5
Seattle	2	1,246	136.55	124.10	10.0	65.5	75.9	(10.4)		89.47	94.16	(5.0)	137.71	145.12	(5.1)
San Francisco	2	660	241.97	289.92	(16.5)	71.7	90.1	(18.4)		173.38	261.20	(33.6)	230.25	335.90	(31.5)
Other	11	3,862	193.98	182.33	6.4	63.5	75.0	(11.5)		123.18	136.82	(10.0)	183.80	248.41	(26.0)
All Markets	39	23,428	$250.93	$218.44	14.9%	71.0%	79.6%	(8.6)	% pts	$178.25	$173.93	2.5%	$287.21	$289.82	(0.9)%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

28

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Q4 2023 vs. Q4 2019

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	4Q23	4Q19	Change(1)	4Q23	4Q19	Change(1)	4Q23	4Q19	Change
Hawaii	2	3,507	$54	$49	11.6%	$146	$138	5.4%	37.3%	35.2%	210	bps
Orlando	3	2,325	22	21	(0.7)	69	68	1.3	31.2	31.8	(60)
New Orleans	1	1,622	14	11	24.4	38	32	17.9	36.6	34.7	190
Boston	3	1,536	11	12	(9.1)	36	36	(0.3)	28.9	31.7	(280)
New York	1	1,878	26	22	16.5	93	86	7.8	27.9	25.8	210
Southern California	5	1,773	11	11	(1.4)	40	39	3.5	26.9	28.3	(140)
Chicago	3	2,467	4	10	(56.6)	45	54	(15.7)	9.5	18.5	(900)
Key West(2)	2	461	5	7	(25.3)	18	19	(4.3)	29.9	38.3	(840)
Denver	1	613	3	4	(21.7)	10	12	(13.2)	33.5	37.2	(370)
Miami	1	393	4	4	(1.2)	9	9	(0.6)	38.6	38.9	(30)
Washington, D.C.	2	1,085	4	4	13.3	20	19	5.5	23.0	21.4	160
Seattle	2	1,246	—	1	(67.0)	16	17	(5.1)	2.6	7.4	(480)
San Francisco	2	660	2	5	(72.3)	14	20	(31.5)	9.7	24.0	(1,430)
Other	11	3,862	11	29	(63.2)	65	88	(26.0)	16.2	32.6	(1,640)
All Markets	39	23,428	$171	$190	(10.4)%	$619	$637	(2.8)%	27.5%	29.8%	(230)	bps
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

29

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2023 vs. Full Year 2019

(unaudited)			Comparable ADR			Comparable Occupancy				Comparable RevPAR			Comparable Total RevPAR
	Hotels	Rooms	2023	2019	Change(1)	2023	2019	Change		2023	2019	Change(1)	2023	2019	Change(1)
Hawaii	2	3,507	$308.66	$258.66	19.3%	89.5%	89.7%	(0.2)	% pts	$276.24	$232.03	19.1%	$478.28	$397.10	20.4%
Orlando	3	2,325	233.13	198.87	17.2	66.5	79.3	(12.8)		155.07	157.79	(1.7)	320.99	320.62	0.1
New Orleans	1	1,622	206.02	190.50	8.1	66.0	72.5	(6.5)		135.97	138.20	(1.6)	248.75	239.57	3.8
Boston	3	1,536	242.00	229.01	5.7	79.7	85.0	(5.3)		192.77	194.67	(1.0)	252.36	263.53	(4.2)
New York	1	1,878	316.99	279.35	13.5	84.5	90.9	(6.4)		267.91	253.88	5.5	408.14	413.98	(1.4)
Southern California	5	1,773	231.80	188.05	23.3	75.8	84.8	(9.0)		175.76	159.54	10.2	278.45	254.41	9.4
Chicago	3	2,467	221.48	205.86	7.6	58.8	73.5	(14.7)		130.30	151.43	(14.0)	203.04	237.81	(14.6)
Key West(2)	2	461	521.30	385.09	35.4	50.7	73.8	(23.1)		264.45	284.39	(7.0)	387.15	442.44	(12.5)
Denver	1	613	191.51	175.20	9.3	71.8	85.3	(13.5)		137.58	149.46	(8.0)	200.18	223.84	(10.6)
Miami	1	393	254.47	205.59	23.8	80.1	93.0	(12.9)		203.92	191.21	6.6	272.50	264.17	3.2
Washington, D.C.	2	1,085	182.76	172.56	5.9	72.0	73.9	(1.9)		131.62	127.49	3.2	195.74	190.81	2.6
Seattle	2	1,246	161.62	148.72	8.7	69.1	80.1	(11.0)		111.62	119.03	(6.2)	155.88	169.04	(7.8)
San Francisco	2	660	264.41	308.43	(14.3)	70.7	94.2	(23.5)		186.98	290.72	(35.7)	250.65	365.57	(31.4)
Other	11	3,862	199.16	185.19	7.5	66.4	72.3	(5.9)		132.28	133.97	(1.3)	189.68	203.46	(6.8)
All Markets	39	23,428	$245.80	$218.94	12.3%	72.7%	81.1%	(8.4)	% pts	$178.62	$177.40	0.7%	$285.50	$285.48	—%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

30

Portfolio and Operating Metrics (continued)

Comparable Hotels by Market: Full Year 2023 vs. Full Year 2019

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin
	Hotels	Rooms	2023	2019	Change(1)	2023	2019	Change(1)	2023	2019	Change
Hawaii	2	3,507	$244	$213	14.6%	$612	$575	6.4%	39.8%	37.0%	280	bps
Orlando	3	2,325	81	87	(7.0)	272	272	0.1	29.7	32.0	(230)
New Orleans	1	1,622	54	54	0.1	147	142	3.8	36.7	38.1	(140)
Boston	3	1,536	43	48	(11.5)	141	148	(4.2)	30.3	32.8	(250)
New York	1	1,878	45	47	(4.4)	280	284	(1.4)	16.0	16.5	(50)
Southern California	5	1,773	54	50	8.5	180	165	9.5	30.2	30.5	(30)
Chicago(2)	3	2,467	27	42	(34.4)	183	214	(14.6)	15.1	19.6	(450)
Key West(3)	2	461	19	28	(31.8)	65	74	(12.5)	29.0	37.2	(820)
Denver	1	613	16	20	(17.1)	45	50	(10.6)	36.3	39.2	(290)
Miami	1	393	14	14	(0.9)	39	38	3.2	36.5	38.0	(150)
Washington, D.C.	2	1,085	19	16	15.4	78	76	2.6	24.2	21.5	270
Seattle	2	1,246	8	13	(41.2)	71	77	(7.8)	10.9	17.1	(620)
San Francisco	2	660	9	25	(65.8)	61	88	(31.4)	14.2	28.4	(1,420)
Other	11	3,862	47	70	(32.6)	267	286	(6.7)	17.6	24.3	(670)
All Markets	39	23,428	$680	$727	(6.5)%	$2,441	$2,489	(1.9)%	27.8%	29.2%	(140)	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

31

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2023 vs. Q4 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		4Q23	4Q19	Change(1)	4Q23	4Q19	Change		4Q23	4Q19	Change(1)	4Q23	4Q19	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$305.11	$267.13	14.2%	84.4%	89.8%	(5.4)	% pts	$257.60	$240.06	7.3%	$413.03	$387.74	6.5%
2	Hilton Waikoloa Village	348.78	232.67	49.9	86.1	78.6	7.5		300.45	183.01	64.2	621.57	354.36	75.4
3	JW Marriott San Francisco Union Square	292.94	325.28	(9.9)	69.7	92.5	(22.8)		204.06	300.78	(32.2)	267.11	377.92	(29.3)
4	Hyatt Centric Fisherman's Wharf	189.62	249.25	(23.9)	73.8	87.5	(13.7)		139.98	218.12	(35.8)	190.12	290.16	(34.5)
5	Signia by Hilton Orlando Bonnet Creek	225.98	178.03	26.9	69.7	81.1	(11.4)		157.45	144.36	9.1	391.91	301.79	29.9
6	Waldorf Astoria Orlando	375.25	294.44	27.4	48.5	88.4	(39.9)		182.06	260.44	(30.1)	349.52	475.79	(26.5)
7	Hilton Orlando Lake Buena Vista	177.63	167.08	6.3	70.0	82.6	(12.6)		124.36	138.01	(9.9)	216.65	238.68	(9.2)
8	Hilton New Orleans Riverside	214.82	185.83	15.6	68.7	67.1	1.6		147.64	124.66	18.4	256.21	217.37	17.9
9	Hyatt Regency Boston	262.01	232.88	12.5	80.6	93.4	(12.8)		211.18	217.50	(2.9)	271.42	294.42	(7.8)
10	Hilton Boston Logan Airport	243.74	221.58	10.0	90.8	82.6	8.2		221.39	183.05	20.9	283.13	244.29	15.9
11	Boston Marriott Newton	201.11	188.59	6.6	62.1	69.6	(7.5)		124.90	131.22	(4.8)	201.12	231.93	(13.3)
12	New York Hilton Midtown	391.98	320.62	22.3	89.8	94.3	(4.5)		352.03	302.31	16.4	535.74	496.97	7.8
13	Hilton Santa Barbara Beachfront Resort	302.80	256.20	18.2	70.3	78.9	(8.6)		212.84	202.09	5.3	345.28	359.91	(4.1)
14	Hyatt Regency Mission Bay Spa and Marina	221.09	159.80	38.4	65.4	72.5	(7.1)		144.62	115.90	24.8	271.71	236.30	15.0
15	Hilton Checkers Los Angeles	218.82	225.27	(2.9)	70.5	82.5	(12.0)		154.31	185.95	(17.0)	187.22	214.31	(12.6)
16	Hilton Chicago	213.10	196.00	8.7	56.4	74.0	(17.6)		120.25	145.01	(17.1)	220.90	258.42	(14.5)
17	W Chicago – City Center	280.53	260.06	7.9	56.0	67.1	(11.1)		157.02	174.47	(10.0)	195.39	227.06	(13.9)
18	W Chicago – Lakeshore	196.64	205.49	(4.3)	56.7	66.6	(9.9)		111.52	136.88	(18.5)	138.48	179.03	(22.6)
19	Casa Marina Key West, Curio Collection(2)	507.49	389.57	30.3	46.6	82.9	(36.3)		236.66	322.94	(26.7)	353.59	579.16	(38.9)
20	The Reach Key West, Curio Collection	492.31	418.50	17.6	76.6	18.9	57.7		377.23	79.18	376.4	558.49	149.47	273.6
21	Hilton Denver City Center	180.17	165.11	9.1	69.9	82.9	(13.0)		125.94	136.96	(8.0)	180.77	208.17	(13.2)
22	Royal Palm South Beach Miami	243.58	210.44	15.7	80.1	90.4	(10.3)		195.00	190.05	2.6	256.79	258.29	(0.6)
23	DoubleTree Hotel Washington DC – Crystal City	180.66	160.38	12.6	65.9	67.4	(1.5)		119.06	108.07	10.2	167.44	153.73	8.9
24	DoubleTree Hotel San Jose	182.42	210.91	(13.5)	61.6	81.4	(19.8)		112.32	171.72	(34.6)	162.93	274.19	(40.6)
25	Juniper Hotel Cupertino, Curio Collection	187.41	233.55	(19.8)	63.2	79.7	(16.5)		118.37	186.08	(36.4)	137.93	228.67	(39.7)
	Total Core Hotels	271.66	236.05	15.1	72.5	80.9	(8.4)		197.07	190.94	3.2	319.67	312.96	2.1

	All Other Hotels	179.00	157.06	14.0	66.3	75.5	(9.2)		118.59	118.61	—	184.34	214.56	(14.1)
	Total Comparable Hotels	$250.93	$218.44	14.9%	71.0%	79.6%	(8.6)	% pts	$178.25	$173.93	2.5%	$287.21	$289.82	(0.9)%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

32

Portfolio and Operating Metrics (continued)

Core Hotels: Q4 2023 vs. Q4 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		4Q23	4Q19	Change(1)	4Q23	4Q19	Change(1)	4Q23	4Q19	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$40	$39	3.4%	$109	$102	6.5%	36.8%	37.9%	(110)	bps
2	Hilton Waikoloa Village	14	10	42.9	37	36	2.2	38.8	27.8	1,100
3	JW Marriott San Francisco Union Square	1	3	(71.7)	8	12	(29.3)	8.8	21.9	(1,310)
4	Hyatt Centric Fisherman's Wharf	1	2	(72.9)	6	8	(34.5)	11.1	26.9	(1,580)
5	Signia by Hilton Orlando Bonnet Creek	14	9	59.9	36	28	29.9	38.6	31.4	720
6	Waldorf Astoria Orlando	3	7	(61.5)	16	22	(26.5)	17.7	33.8	(1,610)
7	Hilton Orlando Lake Buena Vista	5	5	(15.4)	16	18	(9.2)	28.0	30.1	(210)
8	Hilton New Orleans Riverside	14	11	24.4	38	32	17.9	36.6	34.7	190
9	Hyatt Regency Boston	4	5	(26.5)	13	13	(7.8)	31.0	38.9	(790)
10	Hilton Boston Logan Airport	4	4	29.8	16	14	15.9	29.3	26.1	320
11	Boston Marriott Newton	2	3	(26.4)	8	9	(13.3)	24.6	29.0	(440)
12	New York Hilton Midtown	26	22	16.5	93	86	7.8	27.9	25.8	210
13	Hilton Santa Barbara Beachfront Resort	5	6	(8.4)	11	12	(4.1)	44.1	46.2	(210)
14	Hyatt Regency Mission Bay Spa and Marina	2	1	47.8	11	10	15.0	17.0	13.2	380
15	Hilton Checkers Los Angeles	—	1	(64.3)	3	4	(12.6)	12.4	30.4	(1,800)
16	Hilton Chicago	5	7	(32.7)	31	37	(14.5)	14.9	18.9	(400)
17	W Chicago – City Center	—	2	(74.4)	7	8	(13.9)	6.9	23.1	(1,620)
18	W Chicago – Lakeshore	(1)	1	(179.1)	7	9	(22.6)	(12.9)	12.5	(2,540)
19	Casa Marina Key West, Curio Collection(2)	3	7	(65.3)	10	17	(38.9)	24.8	43.7	(1,890)
20	The Reach Key West, Curio Collection	3	—	2,736.2	8	2	273.6	36.6	(5.2)	4,180
21	Hilton Denver City Center	3	4	(21.7)	10	12	(13.2)	33.5	37.2	(370)
22	Royal Palm South Beach Miami	4	4	(1.2)	9	9	(0.6)	38.6	38.9	(30)
23	DoubleTree Hotel Washington DC – Crystal City	2	2	16.6	10	9	8.9	22.6	21.1	150
24	DoubleTree Hotel San Jose	1	3	(77.9)	8	13	(40.6)	10.7	28.8	(1,810)
25	Juniper Hotel Cupertino, Curio Collection	—	2	(71.7)	3	4	(39.7)	15.2	32.5	(1,730)
	Total Core Hotels	155	160	(3.4)	524	526	(0.4)	29.5	30.4	(90)

	All Other Hotels	16	30	(48.0)	95	111	(14.1)	16.3	27.0	(1,070)
	Total Comparable Hotels	$171	$190	(10.4)%	$619	$637	(2.8)%	27.5%	29.8%	(230)	bps
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

33

Portfolio and Operating Metrics (continued)

Core Hotels: Full Year 2023 vs. Full Year 2019

	(unaudited)	ADR			Occupancy				RevPAR			Total RevPAR
		2023	2019	Change(1)	2023	2019	Change		2023	2019	Change(1)	2023	2019	Change(1)
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$302.01	$266.49	13.3%	90.8%	93.0%	(2.2)	% pts	$274.17	$247.80	10.6%	$445.04	$398.46	11.7%
2	Hilton Waikoloa Village	340.53	235.60	44.5	83.8	81.2	2.6		285.37	191.41	49.1	625.22	393.60	58.8
3	JW Marriott San Francisco Union Square	327.74	353.56	(7.3)	67.7	93.8	(26.1)		221.73	331.52	(33.1)	292.90	411.90	(28.9)
4	Hyatt Centric Fisherman's Wharf	201.42	259.83	(22.5)	74.1	94.8	(20.7)		149.15	246.30	(39.4)	204.65	315.14	(35.1)
5	Signia by Hilton Orlando Bonnet Creek	219.76	185.28	18.6	69.8	77.9	(8.1)		153.47	144.45	6.2	364.19	332.51	9.5
6	Waldorf Astoria Orlando	363.04	285.47	27.2	54.8	79.3	(24.5)		199.01	226.40	(12.1)	378.00	432.16	(12.5)
7	Hilton Orlando Lake Buena Vista	186.67	162.84	14.6	69.6	81.1	(11.5)		129.97	132.03	(1.6)	232.30	237.10	(2.0)
8	Hilton New Orleans Riverside	206.02	190.50	8.1	66.0	72.5	(6.5)		135.97	138.20	(1.6)	248.75	239.57	3.8
9	Hyatt Regency Boston	263.37	246.20	7.0	79.4	94.3	(14.9)		209.01	232.13	(10.0)	265.00	298.85	(11.3)
10	Hilton Boston Logan Airport	246.77	238.78	3.3	92.9	85.7	7.2		229.30	204.61	12.1	290.72	263.64	10.3
11	Boston Marriott Newton	199.59	187.15	6.6	61.4	73.2	(11.8)		122.52	137.00	(10.6)	183.71	222.15	(17.3)
12	New York Hilton Midtown	316.99	279.35	13.5	84.5	90.9	(6.4)		267.91	253.88	5.5	408.14	413.98	(1.4)
13	Hilton Santa Barbara Beachfront Resort	337.95	275.53	22.7	71.7	83.1	(11.4)		242.16	228.79	5.8	389.99	369.90	5.4
14	Hyatt Regency Mission Bay Spa and Marina	276.05	182.76	51.0	68.4	78.5	(10.1)		188.91	143.47	31.7	336.75	269.32	25.0
15	Hilton Checkers Los Angeles	216.85	224.32	(3.3)	72.8	86.2	(13.4)		157.80	193.23	(18.3)	186.17	222.04	(16.2)
16	Hilton Chicago	211.81	194.13	9.1	58.3	75.4	(17.1)		123.43	146.31	(15.6)	219.27	256.16	(14.4)
17	W Chicago – City Center	280.27	252.85	10.8	58.1	71.8	(13.7)		162.89	181.65	(10.3)	200.08	229.49	(12.8)
18	W Chicago – Lakeshore	205.49	205.96	(0.2)	61.0	69.5	(8.5)		125.42	143.22	(12.4)	157.13	189.77	(17.2)
19	Casa Marina Key West, Curio Collection(2)	528.79	387.40	36.5	37.3	83.2	(45.9)		197.46	322.43	(38.8)	292.93	510.27	(42.6)
20	The Reach Key West, Curio Collection	513.91	377.74	36.0	78.5	54.4	24.1		403.34	205.51	96.3	582.50	301.80	93.0
21	Hilton Denver City Center	191.51	175.20	9.3	71.8	85.3	(13.5)		137.58	149.46	(8.0)	200.18	223.84	(10.6)
22	Royal Palm South Beach Miami	254.47	205.59	23.8	80.1	93.0	(12.9)		203.92	191.21	6.6	272.50	264.17	3.2
23	DoubleTree Hotel Washington DC – Crystal City	175.63	163.65	7.3	74.6	72.7	1.9		130.97	118.93	10.1	186.25	163.61	13.8
24	DoubleTree Hotel San Jose	174.14	225.19	(22.7)	60.5	84.3	(23.8)		105.37	189.74	(44.5)	159.40	273.30	(41.7)
25	Juniper Hotel Cupertino, Curio Collection	191.63	249.63	(23.2)	62.9	82.7	(19.8)		120.57	206.56	(41.6)	139.69	246.25	(43.3)
	Total Core Hotels	263.11	234.57	12.2	73.5	82.9	(9.4)		193.33	194.32	(0.5)	314.91	314.99	—

	All Other Hotels	188.28	162.91	15.6	70.1	75.1	(5.0)		131.99	122.39	7.8	192.28	189.49	1.5
	Total Comparable Hotels	$245.80	$218.94	12.3%	72.7%	81.1%	(8.4)	% pts	$178.62	$177.40	0.7%	$285.50	$285.48	—%
(1)Calculated based on unrounded numbers.
(2)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

34

Portfolio and Operating Metrics (continued)

Core Hotels: Full Year 2023 vs. Full Year 2019

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin
		2023	2019	Change(1)	2023	2019	Change(1)	2023	2019	Change
	Core Hotels
1	Hilton Hawaiian Village Waikiki Beach Resort	$188	$163	15.3%	$464	$416	11.7%	40.4%	39.1%	130	bps
2	Hilton Waikoloa Village	56	50	12.2	148	159	(7.4)	37.9	31.3	660
3	JW Marriott San Francisco Union Square	5	14	(63.4)	37	52	(28.9)	13.7	26.6	(1,290)
4	Hyatt Centric Fisherman's Wharf	4	11	(68.7)	24	36	(35.1)	14.9	30.9	(1,600)
5	Signia by Hilton Orlando Bonnet Creek	46	42	10.8	134	122	9.5	34.7	34.3	40
6	Waldorf Astoria Orlando	14	24	(42.2)	69	79	(12.5)	19.7	29.8	(1,010)
7	Hilton Orlando Lake Buena Vista	21	21	(3.2)	69	71	(2.0)	30.1	30.5	(40)
8	Hilton New Orleans Riverside	54	54	0.1	147	142	3.8	36.7	38.1	(140)
9	Hyatt Regency Boston	17	22	(23.2)	49	55	(11.3)	35.0	40.4	(540)
10	Hilton Boston Logan Airport	19	16	14.9	64	58	10.5	29.1	28.0	110
11	Boston Marriott Newton	7	10	(28.2)	29	35	(17.3)	24.9	28.7	(380)
12	New York Hilton Midtown	45	47	(4.4)	280	284	(1.4)	16.0	16.5	(50)
13	Hilton Santa Barbara Beachfront Resort	23	22	4.9	51	49	5.4	45.4	45.6	(20)
14	Hyatt Regency Mission Bay Spa and Marina	13	8	55.3	54	43	25.3	24.5	19.8	470
15	Hilton Checkers Los Angeles	1	5	(71.0)	13	16	(16.2)	11.0	31.8	(2,080)
16	Hilton Chicago(2)	20	28	(26.9)	124	144	(14.4)	16.3	19.1	(280)
17	W Chicago – City Center(2)	5	8	(33.9)	29	34	(12.8)	18.3	24.1	(580)
18	W Chicago – Lakeshore(2)	2	6	(68.0)	30	36	(17.2)	6.7	17.4	(1,070)
19	Casa Marina Key West, Curio Collection(3)	7	23	(71.0)	33	58	(42.6)	19.9	39.4	(1,950)
20	The Reach Key West, Curio Collection	12	5	152.2	32	17	93.0	38.5	29.5	900
21	Hilton Denver City Center	16	20	(17.1)	45	50	(10.6)	36.3	39.2	(290)
22	Royal Palm South Beach Miami	14	14	(0.9)	39	38	3.2	36.5	38.0	(150)
23	DoubleTree Hotel Washington DC – Crystal City	12	9	45.2	43	37	13.8	28.2	22.1	610
24	DoubleTree Hotel San Jose	3	15	(83.1)	29	50	(41.7)	8.7	29.9	(2,120)
25	Juniper Hotel Cupertino, Curio Collection	2	7	(75.0)	11	20	(43.3)	15.7	35.7	(2,000)
	Total Core Hotels	606	644	(5.9)	2,047	2,101	(2.5)	29.6	30.6	(100)

	All Other Hotels	74	83	(11.4)	394	388	1.5	18.7	21.4	(270)
	Total Comparable Hotels	$680	$727	(6.5)%	$2,441	$2,489	(1.9)%	27.8%	29.2%	(140)	bps
(1)Calculated based on unrounded numbers.
(2)In Q3 2023, Park's Chicago hotels benefited from a property tax reassessment resulting in an approximately $8 million benefit. Additionally Park's Chicago hotels received a grant of approximately $2 million under the Back-to-Business Illinois Hotel Jobs and Recovery Grant Program, which offset payroll expenses.
(3)In mid-May 2023, operations at the Casa Marina Key West, Curio Collection, were suspended for a full-scale renovation and partially reopened in October 2023, with all rooms reopened by December 2023.

35

Properties Acquired and Sold

36

Properties Acquired and Sold

Properties Acquired

Hotel	Location	Room Count
2019 Acquisitions:

Chesapeake Lodging Trust Acquisition(1)
Hilton Denver City Center	Denver, CO	613
W Chicago – Lakeshore	Chicago, IL	520
Hyatt Regency Boston	Boston, MA	502
Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	438
Boston Marriott Newton	Newton, MA	430
Le Meridien New Orleans(2)	New Orleans, LA	410
W Chicago – City Center	Chicago, IL	403
Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393
Le Meridien San Francisco(3)	San Francisco, CA	360
JW Marriott San Francisco Union Square	San Francisco, CA	344
Hyatt Centric Fisherman’s Wharf	San Francisco, CA	316
Hotel Indigo San Diego Gaslamp Quarter(4)	San Diego, CA	210
Courtyard Washington Capitol Hill/Navy Yard(4)	Washington, DC	204
Homewood Suites by Hilton Seattle Convention Center Pike Street(5)	Seattle, WA	195
Hilton Checkers Los Angeles	Los Angeles, CA	193
Ace Hotel Downtown Los Angeles(2)	Los Angeles, CA	182
Hotel Adagio, Autograph Collection(6)	San Francisco, CA	171
W New Orleans – French Quarter(7)	New Orleans, LA	97
		5,981
_____________________________________
(1)Park’s acquisition by merger of Chesapeake Lodging Trust closed in September 2019 for total consideration of approximately $2.5 billion, including acquisition costs.
(2)Sold in December 2019.
(3)Sold in August 2021.
(4)Sold in June 2021.
(5)Sold in June 2022.
(6)Sold in July 2021.
(7)Sold in April 2021.

37

Properties Acquired and Sold (continued)

Properties Sold

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2018 Sales:
Hilton Rotterdam	Rotterdam, Netherlands	January 2018	254	$62.2
Embassy Suites Portfolio – 3 Hotels	Domestic US	February 2018	676	95.8
UK Portfolio – 7 Hotels	United Kingdom	February 2018	1,334	188.5
Hilton Durban	Durban, South Africa	February 2018	328	32.5
Hilton Berlin(1)	Berlin, Germany	May 2018	601	140.0
2018 Total (13 Hotels)			3,193	$519.0

2019 Sales:
Pointe Hilton Squaw Peak Resort	Phoenix, Arizona	February 2019	563	$51.4
Hilton Nuremberg	Nuremberg, Germany	March 2019	152	17.5
Hilton Atlanta Airport	Atlanta, Georgia	June 2019	507	101.0
Hilton New Orleans Airport(2)	New Orleans, Louisiana	June 2019	317	48.0
Embassy Suites Parsippany(2)	Parsippany, New Jersey	June 2019	274	17.0
Conrad Dublin(3)	Dublin, Ireland	November 2019	192	61.0
Ace Hotel Downtown Los Angeles	Los Angeles, California	December 2019	182	117.0
Le Meridien New Orleans	New Orleans, Louisiana	December 2019	410	84.0
2019 Total (8 Hotels)			2,597	$496.9

2020 Sales:
Hilton São Paulo Morumbi	São Paulo, Brazil	February 2020	503	$117.5
Embassy Suites Washington DC Georgetown	Washington, D.C.	February 2020	197	90.4
2020 Total (2 Hotels)			700	$207.9

2021 Sales:
W New Orleans – French Quarter	New Orleans, Louisiana	April 2021	97	$24.1
Hotel Indigo San Diego Gaslamp Quarter(2)	San Diego, California	June 2021	210	78.0
Courtyard Washington Capitol Hill/Navy Yard(2)	Washington, District of Columbia	June 2021	204	71.0
Hotel Adagio, Autograph Collection	San Francisco, California	July 2021	171	82.0
Le Meridien San Francisco	San Francisco, California	August 2021	360	221.5
2021 Total (5 Hotels)			1,042	$476.6
_____________________________________

(1)The unconsolidated hotel was sold for total gross proceeds of approximately $350 million, of which $140 million represents Park’s pro-rata share.
(2)Hotels were sold as a portfolio in the same transaction.
(3)The unconsolidated hotel was sold for total gross proceeds of approximately $128 million, of which $61 million represents Park’s pro-rata share.

38

Properties Acquired and Sold (continued)

Properties Sold (continued)

Hotel	Location	Month Sold	Room Count	Gross Proceeds
				(in millions)
2022 Sales:
Hampton Inn & Suites Memphis – Shady Grove	Memphis, Tennessee	April 2022	131	$11.5
Hilton Chicago/Oak Brook Suites	Chicago, Illinois	May 2022	211	10.3
Homewood Suites by Hilton Seattle Convention Center Pike Street	Seattle, Washington	June 2022	195	80.0
Hilton San Diego Bayfront(1)	San Diego, California	June 2022	1,190	157.0
Hilton Garden Inn Chicago/Oakbrook Terrace	Chicago, Illinois	July 2022	128	9.4
Hilton Garden Inn LAX/El Segundo	El Segundo, California	September 2022	162	37.5
DoubleTree Hotel Las Vegas Airport(2)	Las Vegas, Nevada	October 2022	190	11.2
2022 Total (7 Hotels)			2,207	$316.9

2023 Sales:
Hilton Miami Airport	Miami, Florida	February 2023	508	$118.3
2023 Total (1 Hotel)			508	$118.3

Grand Total(3) (36 Hotels)			10,247	$2,135.6
_____________________________________
(1)Park sold its 25% interests in the joint ventures that own and operate this unconsolidated hotel for total gross proceeds of approximately $157 million, which were reduced by $55 million for Park’s share of the mortgage debt.
(2)The unconsolidated hotel was sold for total gross proceeds of approximately $22 million, of which $11.2 million represents Park’s pro-rata share.
(3)To date, Park has sold its interest in 36 hotels. In addition, four other properties were subject to ground leases that either expired or were terminated by Park or the landlord, and consequently turned over to the landlord. Further, the two Hilton San Francisco Hotels were placed into receivership in October 2023.

39

Comparable Supplementary Financial Information

40

Comparable Supplementary Financial Information

Historical Comparable Full-Year Hotel Metrics

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
(unaudited)	2023	2023	2023	2023	2023
Comparable RevPAR	$162.91	$191.03	$182.08	$178.25	$178.62
Comparable Occupancy	67.3%	76.9%	75.3%	71.0%	72.7%
Comparable ADR	$241.96	$248.33	$241.74	$250.93	$245.80

Total Revenues	$648	$714	$679	$657	$2,698
Operating income (loss)	$80	$(98)	$85	$276	$343
Operating income (loss) margin(1)	12.4%	(13.7)%	12.5%	42.0%	12.7%

Comparable Hotel Revenues (in millions)	$573	$643	$606	$619	$2,441
Comparable Hotel Adjusted EBITDA (in millions)	$145	$192	$172	$171	$680
Comparable Hotel Adjusted EBITDA margin(1)	25.3%	29.9%	28.4%	27.5%	27.8%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Comparable RevPAR	$126.90	$181.45	$177.12	$171.21	$164.33
Comparable Occupancy	54.9%	73.6%	72.6%	69.5%	67.8%
Comparable ADR	$230.99	$246.31	$243.91	$246.35	$242.61

Total Revenues	$479	$695	$662	$665	$2,501
Operating income	$1	$119	$92	$84	$296
Operating income margin(1)	0.1%	17.1%	13.9%	12.6%	11.8%

Comparable Hotel Revenues (in millions)	$429	$613	$584	$590	$2,216
Comparable Hotel Adjusted EBITDA (in millions)	$95	$199	$162	$167	$623
Comparable Hotel Adjusted EBITDA margin(1)	22.1%	32.6%	27.7%	28.2%	28.1%

	Three Months Ended				Full-Year
	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Comparable RevPAR	$164.00	$188.52	$182.97	$173.93	$177.40
Comparable Occupancy	76.2%	84.8%	83.4%	79.6%	81.1%
Comparable ADR	$215.36	$222.26	$219.29	$218.44	$218.94

Total Revenues	$659	$703	$672	$810	$2,844
Operating income	$129	$111	$38	$148	$426
Operating income margin(1)	19.5%	15.8%	5.8%	18.2%	15.0%

Comparable Hotel Revenues (in millions)	$578	$655	$619	$637	$2,489
Comparable Hotel Adjusted EBITDA (in millions)	$154	$205	$178	$190	$727
Comparable Hotel Adjusted EBITDA margin(1)	26.7%	31.4%	28.7%	29.8%	29.2%
_____________________________________
(1)Percentages are calculated based on unrounded numbers.

41

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2023

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2023	2023	2023	2023	2023
Net income (loss)	$33	$(146)	$31	$188	$106
Depreciation and amortization expense	64	64	65	94	287
Interest income	(10)	(10)	(9)	(9)	(38)
Interest expense	52	52	51	52	207
Interest expense associated with hotels in receivership	8	9	14	14	45
Income tax expense	2	3	—	33	38
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	3	2	2	1	8
EBITDA	152	(26)	154	373	653
Gain on sales of assets, net	(15)	—	—	—	(15)
Gain on derecognition of assets(1)	—	—	—	(221)	(221)
Gain on sale of investments in affiliates(2)	—	(3)	—	—	(3)
Share-based compensation expense	4	5	5	4	18
Casualty and impairment loss	1	203	—	—	204
Other items	4	8	4	7	23
Adjusted EBITDA	146	187	163	163	659
Less: Adjusted EBITDA from hotels disposed of	(2)	(1)	—	—	(3)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(5)	1	(1)	2	(3)
Comparable Adjusted EBITDA	139	187	162	165	653
Less: Adjusted EBITDA from investments in affiliates	(7)	(8)	(4)	(5)	(24)
Add: All other(3)	13	13	14	11	51
Comparable Hotel Adjusted EBITDA	$145	$192	$172	$171	$680
_____________________________________
(1)For the three months and year ended December 31, 2023, represents the gain from derecognizing the Hilton San Francisco Hotels from Park's consolidated balance sheet in October 2023, when the receiver took control of the hotels.
(2)Included in other (loss) gain, net in the consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

42

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2022

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2022	2022	2022	2022	2022
Net (loss) income	$(56)	$154	$40	$35	$173
Depreciation and amortization expense	69	68	67	65	269
Interest income	—	(1)	(4)	(8)	(13)
Interest expense	55	55	53	54	217
Interest expense associated with hotels in receivership	7	7	8	8	30
Income tax expense (benefit)	—	1	(3)	2	—
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	1	4	2	2	9
EBITDA	76	288	163	158	685
Loss (gain) on sales of assets, net(1)	—	1	(14)	(9)	(22)
Gain on sale of investments in affiliates(2)	—	(92)	—	—	(92)
Share-based compensation expense	4	5	4	4	17
Casualty loss	—	1	3	2	6
Other items	2	4	2	4	12
Adjusted EBITDA	82	207	158	159	606
Less: Adjusted EBITDA from hotels disposed of	(6)	(6)	(2)	(4)	(18)
Less: Adjusted EBITDA from investments in affiliates disposed of	(2)	(4)	(2)	—	(8)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	12	(3)	(3)	5	11
Comparable Adjusted EBITDA	86	194	151	160	591
Less: Adjusted EBITDA from investments in affiliates	(3)	(7)	(2)	(5)	(17)
Add: All other(3)	12	12	13	12	49
Comparable Hotel Adjusted EBITDA	$95	$199	$162	$167	$623
_____________________________________
(1)For the three months and year ended December 31, 2022, includes a gain of $9 million on the sale of the DoubleTree Hotel Las Vegas Airport included in equity in earnings (losses) from investments in affiliates in the consolidated statements of operations.
(2)Included in other (loss) gain, net in the consolidated statements of operations.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

43

Comparable Supplementary Financial Information (continued)

Historical Comparable Hotel Adjusted EBITDA – Full-Year 2019

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31,	June 30,	September 30,	December 31,	December 31,
	2019	2019	2019	2019	2019
Net income	$97	$84	$9	$126	$316
Depreciation and amortization expense	62	61	61	80	264
Interest income	(1)	(2)	(2)	(1)	(6)
Interest expense	25	26	25	34	110
Interest expense associated with hotels in receivership	7	7	8	8	30
Income tax expense	7	5	—	23	35
Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates	5	7	7	4	23
EBITDA	202	188	108	274	772
(Gain) loss on sales of assets, net	(31)	12	(1)	1	(19)
Gain on sale of investments in affiliates(1)	—	—	—	(44)	(44)
Acquisition costs	—	6	59	5	70
Severance expense	1	1	—	—	2
Share-based compensation expense	4	4	4	4	16
Casualty loss (gain) and impairment loss, net	—	—	8	(26)	(18)
Other items	—	(4)	2	9	7
Adjusted EBITDA	176	207	180	223	786
Add: Adjusted EBITDA from hotels acquired	37	53	39	—	129
Less: Adjusted EBITDA from hotels disposed of	(31)	(30)	(19)	(18)	(98)
Less: Adjusted EBITDA from investments in affiliates disposed of	(3)	(5)	(5)	(3)	(16)
Less: Adjusted EBITDA from the Hilton San Francisco Hotels	(33)	(27)	(25)	(21)	(106)
Comparable Adjusted EBITDA(2)	146	198	170	181	695
Less: Adjusted EBITDA from investments in affiliates	(7)	(7)	(4)	(3)	(21)
Add: All other(3)	15	14	12	12	53
Comparable Hotel Adjusted EBITDA	$154	$205	$178	$190	$727
_____________________________________
(1)Included in other (loss) gain, net in the consolidated statements of operations.
(2)Full year December 31, 2019 includes $15 million associated with 466 rooms at the Hilton Waikoloa Village that were transferred to Hilton Grand Vacations at the end of 2019, $6 million associated with business interruption proceeds related to the loss of income in prior years for the Hilton Caribe and a $6 million operating loss generated from Park’s laundry facilities that were closed in 2021. Excluding these amounts, 2019 Comparable Adjusted EBITDA would have been $680 million.
(3)Includes other revenues and other expenses, non-income taxes on TRS leases included in other property expenses and corporate general and administrative expenses in the consolidated statements of operations.

44

Comparable Supplementary Financial Information (continued)

Historical Comparable Full-Year Hotel Revenues – 2023, 2022 and 2019

	Three Months Ended				Full-Year
(unaudited, in millions)	March 31, 2023	June 30, 2023	September 30, 2023	December 31, 2023	December 31, 2023
Total Revenues	$648	$714	$679	$657	$2,698
Less: Other revenue	(20)	(22)	(22)	(21)	(85)
Less: Revenues from hotels disposed of	(7)	(3)	—	—	(10)
Less: Revenues from the Hilton San Francisco Hotels	(48)	(46)	(51)	(17)	(162)
Comparable Hotel Revenues	$573	$643	$606	$619	$2,441

	Three Months Ended				Full-Year
	March 31, 2022	June 30, 2022	September 30, 2022	December 31, 2022	December 31, 2022
Total Revenues	$479	$695	$662	$665	$2,501
Less: Other revenue	(16)	(19)	(19)	(21)	(75)
Less: Revenues from hotels disposed of	(20)	(20)	(11)	(14)	(65)
Less: Revenues from the Hilton San Francisco Hotels	(14)	(43)	(48)	(40)	(145)
Comparable Hotel Revenues	$429	$613	$584	$590	$2,216

	Three Months Ended				Full-Year
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019	December 31, 2019
Total Revenues	$659	$703	$672	$810	$2,844
Less: Other revenue	(18)	(19)	(22)	(18)	(77)
Add: Revenues from hotels acquired	130	151	125	—	406
Less: Revenues from hotels disposed of	(98)	(92)	(70)	(70)	(330)
Less: Revenues from the Hilton San Francisco Hotels	(95)	(88)	(86)	(85)	(354)
Comparable Hotel Revenues	$578	$655	$619	$637	$2,489

45

Capital Structure

46

Capital Structure

Fixed and Variable Rate Debt

(unaudited, dollars in millions)
Debt	Collateral	Interest Rate	Maturity Date	As of December 31, 2023
Fixed Rate Debt
Mortgage loan	Hilton Denver City Center	4.90%	June 2024(1)	$54
Mortgage loan	Hyatt Regency Boston	4.25%	July 2026	128
Mortgage loan	DoubleTree Hotel Spokane City Center	3.62%	July 2026	14
Mortgage loan	Hilton Hawaiian Village Beach Resort	4.20%	November 2026	1,275
Mortgage loan	Hilton Santa Barbara Beachfront Resort	4.17%	December 2026	159
Mortgage loan	DoubleTree Hotel Ontario Airport	5.37%	May 2027	30
2025 Senior Notes		7.50%	June 2025	650
2028 Senior Notes		5.88%	October 2028	725
2029 Senior Notes		4.88%	May 2029	750
Finance Lease Obligations		7.66%	2024 to 2028	1
Total Fixed Rate Debt		5.24%(2)		3,786

Variable Rate Debt
Revolver(3)	Unsecured	SOFR + 2.10%	December 2026	—
Total Variable Rate Debt		7.44%		—

Add: unamortized premium				1
Less: unamortized deferred financing costs and discount				(22)
Total Debt(4)(5)		5.24%(2)		$3,765
(1)The loan matures in August 2042 but is callable by the lender with six months of notice. As of December 31, 2023, Park had not received notice from the lender.
(2)Calculated on a weighted average basis.
(3)Park has approximately $950 million of available capacity under the Revolver.
(4)Excludes $164 million of Park’s share of debt of its unconsolidated joint ventures.
(5)Excludes the SF Mortgage Loan, which is included in debt associated with hotels in receivership in Park's consolidated balance sheets. In June 2023, Park ceased making debt service payments toward the non-recourse SF Mortgage Loan, and Park received a notice of default. The stated rate on the loan is 4.11%, however, beginning June 1, 2023, the default interest rate on the loan is 7.11%. Additionally, beginning June 1, 2023, the loan accrues a monthly late payment administrative fee of 3% of the monthly amount due. In October 2023, the Hilton San Francisco Hotels were placed into court-ordered receivership, and thus, Park has no further economic interest in the operations of the hotels.

47

Definitions

48

Definitions

Comparable
The Company presents certain data for its consolidated hotels on a Comparable basis as supplemental information for investors: Comparable Hotel Revenues, Comparable RevPAR, Comparable Occupancy, Comparable ADR, Comparable Hotel Adjusted EBITDA and Comparable Hotel Adjusted EBITDA Margin. The Company presents Comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its hotels. The Company’s Comparable metrics include results from hotels that were active and operating in Park's portfolio since January 1st of the previous year and property acquisitions as though such acquisitions occurred on the earliest period presented. Additionally, Comparable metrics exclude results from property dispositions that have occurred through February 27, 2024 and the Hilton San Francisco Hotels, which were placed into receivership at the end of October 2023.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin
Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income (loss) excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates.

Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude the following items that are not reflective of Park's ongoing operating performance or incurred in the normal course of business, and thus, excluded from management's analysis in making day-to-day operating decisions and evaluations of Park's operating performance against other companies within its industry:
•Gains or losses on sales of assets for both consolidated and unconsolidated investments;
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Impairment losses and casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, which excludes hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels.
Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies.

49

Definitions (continued)

The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry.
EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing the Company’s operating performance and results as reported under U.S. GAAP. Because of these limitations, EBITDA, Adjusted EBITDA and Hotel Adjusted EBITDA should not be considered as discretionary cash available to the Company to reinvest in the growth of its business or as measures of cash that will be available to the Company to meet its obligations.
Nareit FFO attributable to stockholders, Adjusted FFO attributable to stockholders, Nareit FFO per share – Diluted and Adjusted FFO per share – Diluted
Nareit FFO attributable to stockholders and Nareit FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from (used in) operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“Nareit”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis.
As noted by Nareit in its December 2018 “Nareit Funds from Operations White Paper – 2018 Restatement,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, Nareit adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes Nareit FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITs. The Company’s presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current Nareit definition, or that interpret the current Nareit definition differently. The Company calculates Nareit FFO per diluted share as Nareit FFO divided by the number of fully diluted shares outstanding during a given operating period.
The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The

50

Definitions (continued)

Company adjusts Nareit FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:
•Costs associated with hotel acquisitions or dispositions expensed during the period;
•Severance expense;
•Share-based compensation expense;
•Casualty gains or losses; and
•Other items that management believes are not representative of the Company’s current or future operating performance.
Net Debt
Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) debt excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents.
The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies.

Net Debt to Adjusted EBITDA Ratio
Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies.
Occupancy
Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses Occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for rooms increases or decreases.
Average Daily Rate
ADR (or rate) represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing

51

Definitions (continued)

levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in Occupancy, as described above.
Revenue per Available Room
Revenue per Available Room (“RevPAR”) represents rooms revenue divided by the total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: Occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods.
Total RevPAR
Total RevPAR represents rooms, food and beverage and other hotel revenues divided by the total number of room nights available to guests for a given period. Management considers Total RevPAR to be a meaningful indicator of the Company’s performance as approximately one-third of revenues are earned from food and beverage and other hotel revenues. Total RevPAR is also a useful indicator in measuring performance over comparable periods.

52

Analyst Coverage

Analyst	Company	Phone	Email
Dany Asad	Bank of America	(646) 855-5238	dany.asad@bofa.com
Anthony Powell	Barclays	(212) 526-8768	anthony.powell@barclays.com
Ari Klein	BMO Capital Markets	(212) 885-4103	ari.klein@bmo.com
Smedes Rose	Citi Research	(212) 816-6243	smedes.rose@citi.com
Floris Van Dijkum	Compass Point	(646) 757-2621	fvandijkum@compasspointllc.com
Chris Woronka	Deutsche Bank	(212) 250-9376	chris.woronka@db.com
Duane Pfennigwerth	Evercore ISI	(212) 497-0817	duane.pfennigwerth@evercoreisi.com
Christopher Darling	Green Street	(949) 640-8780	cdarling@greenstreet.com
Meredith Jensen	HSBC Global Research	(212) 525-6858	meredith.jensen@us.hsbc.com
David Katz	Jefferies	(212) 323-3355	dkatz@jefferies.com
Joe Greff	JP Morgan	(212) 622-0548	joseph.greff@jpmorgan.com
Stephen Grambling	Morgan Stanley	(212) 761-1010	stephen.grambling@morganstanley.com
Bill Crow	Raymond James	(727) 567-2594	bill.crow@raymondjames.com
Patrick Scholes	Truist Securities	(212) 319-3915	patrick.scholes@research.Truist.com
Robin Farley	UBS	(212) 713-2060	robin.farley@ubs.com
Richard Anderson	Wedbush Securities Inc.	(212) 938-9949	richard.anderson@wedbush.com
Dori Kesten	Wells Fargo	(617) 603-4262	dori.kesten@wellsfargo.com

53